UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 18, 2007

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2007, David A. Buckel, Vice President and Chief Financial Officer of Internap Network Services Corporation (the “Company”), notified the Company that he was resigning to pursue other interests in the private equity markets. Mr. Buckel’s resignation from his position as Vice President and Chief Financial Officer is effective November 18, 2007, but he will remain as an employee of the Company during a transition period.

Item 5.02(c)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tamara Augustyn, Vice President, Finance and Chief Accountant, will assume the role of the Company’s Principal Accounting Officer effective as of November 19, 2007.
Ms. Augustyn, 38, has been the Company’s Vice President, Finance and Chief Accountant since January 2007.  Ms. Augustyn served as the Company’s Corporate Controller and Chief Accountant from August 2006 to January 2007, and prior to that time, as the Company’s Operational Controller since June 2004. Before she joined the Company in June 2004, Ms. Augustyn held a number of positions with American Tower Corporation from June 1999 to January 2004, most recently as the Director of Finance for one of its wholly-owned subsidiaries, Galaxy Engineering Services, which was acquired by Incode Telecom Group in August of 2003.  Ms. Augustyn worked in Internal Audit at Fluor Corporation from 1997 to 1999 and began her career in the audit department of Dixon Hughes PLLC.  Ms. Augustyn has a B.S. degree in Business from Wake Forest University and is a certified public accountant.

There are no arrangements between Ms. Augustyn and any other person pursuant to which Ms. Augustyn was selected as an officer.  There are no family relationships between Ms. Augustyn and any director or other executive officer, nor are there any transactions to which the Company was or is a participant and in which Ms. Augustyn has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Ms. Augustyn and the Company did not enter into any material plan, contract or arrangement in connection with her assumption of the role of Principal Accounting Officer, nor did Ms. Augustyn receive any grant or award of restricted stock or stock options.

Item 8.01. Other Events

     On November 19, 2007, the Company issued a press release announcing the resignation of David A. Buckel as Vice President and Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibits 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated November 19, 2007, announcing resignation of David A. Buckel.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: November 20, 2007

	By:	/s/ Richard P. Dobb
Richard P. Dobb
Vice President and General Counsel

 EXHIBIT INDEX

99.1	Press release dated November 19, 2007, announcing resignation of David A. Buckel.